UNITED HERITAGE CORPORATION
                              2 North Caddo Street
                              Cleburne, Texas 76031
                            Telephone (817) 641-3681

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      The Annual Meeting of Stockholders of United Heritage Corporation (the "Company") will be held on Monday, November 28, 2005, at 10:00 a.m. (Central
Time), at the Company's executive offices located at 2 North Caddo Street, Cleburne, Texas for the following purposes:

      (1) to elect the seven persons listed in the Proxy Statement that accompanies this Notice to serve as directors of the Company;

      (2) to ratify the appointment of Weaver and Tidwell, L.L.P., or such other firm appointed by the Board of Directors prior to the meeting, as the Company's independent auditors for the fiscal year ending March 31, 2006;

      (3) to amend the Company's Articles of Incorporation to revise the purpose clause;

      (4) to authorize a three-for-one reverse split of the Company's common stock, $0.001 par value (the "Common Stock");

      (5) to approve a sale of the Company's securities to Lothian Oil Inc., as required by Section 4350(i)(1)(D)(ii) of the Nasdaq Marketplace Rules;

      (6) to approve the issuance of the Company's securities to Richardson & Patel LLP, as required by Section 4350(i)(1)(A) of the Nasdaq Marketplace Rules;

      (7) to amend the Company's bylaws to increase the number of directors;

      (8) to amend the Company's bylaws to allow stockholders of the Company to vote by written consent; and

      (9) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on October 25, 2005 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

      All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. Even though you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.


                       By Order of the Board of Directors


                       C. Dean Boyd, Secretary

Cleburne, Texas
October 25, 2005

                           UNITED HERITAGE CORPORATION
                              2 NORTH CADDO STREET
                              CLEBURNE, TEXAS 76031
                            TELEPHONE (817) 641-3681

                                 ---------------
                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held November 28, 2005

                                ----------------
                                VOTING AND PROXY

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Heritage Corporation, a Utah corporation (referred to as the "Company", "we", "our" or "us") for use at our Annual Meeting of Stockholders to be held at the Company's executive offices, located at 2 North Caddo Street, Cleburne, Texas 76031, on Monday, November 28, 2005, at 10:00 a.m. Central Time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about November 8, 2005.

      A copy of our Annual Report for the fiscal year ended March 31, 2005 is included with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

Revocability of Proxy and Voting of Shares

      Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to the Company's Secretary at our principal executive offices located at 2 North Caddo Street, Cleburne, Texas 76031. The proxy may also be revoked by attending the meeting and voting in person.

      If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the approval of all proposals. We currently know of no other matters to be considered at the Annual Meeting of Stockholders. If, however, any other matters come before the Annual Meeting of Stockholders, or any adjournment or adjournments thereof, the persons named in the proxy will vote the proxy in accordance with their best judgment on any such matter.

Record Date, Voting Rights and Outstanding Shares

      The Board of Directors has fixed October 25, 2005 as the record date (the "Record Date") for determining holders of our Common Stock, $0.001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 19,343,010 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting.

      Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of stockholders at which a quorum is present. Cumulative voting is not permitted. Unless otherwise marked or indicated on the proxy, the shares will be voted "FOR" the election of the seven director-nominees named on the proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      To approve all other proposals brought before the meeting, votes cast in favor of the action must exceed the votes cast opposing the action. Unless otherwise marked or indicated on the proxy, the shares will be voted "FOR" approval of the proposals discussed in this Proxy Statement.

      When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election, in conjunction with information received from our transfer agent. The Inspectors of Election will also determine whether or not a quorum is present.

      Shares which abstain from voting as to the proposals, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to the proposals ("broker non-votes"), will be counted for purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposals has been obtained, but will have the effect of reducing the number of affirmative votes required to achieve passage of the proposals.

Solicitation

      The Company is soliciting your proxy. The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

Delivery of Documents to Stockholders Sharing an Address

      The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                  United Heritage Corporation
                  Attn: Corporate Secretary
                  2 North Caddo Street
                  Cleburne, Texas 76031
                  Telephone No.:  (817) 641-3681

                                    PROPOSALS

PROPOSAL #1 - ELECTION OF SEVEN DIRECTORS

      The bylaws of the Company currently provide that the Board of Directors shall be comprised of not less than three nor more than nine members, and that each director shall be elected to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his or her predecessor or until the next election of directors by the stockholders of the Company.

      The names of the nominees for directors and other information about them appears below. All of the nominees are currently directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. The Board, however, has no reason to anticipate that any of the nominees will not be able to serve, if elected.

Walter G. Mize
         Director since 1987
         Age 67

      Mr. Mize has served as Chairman of the Board, President and Chief Executive Officer of the Company since September 1987. He has also served as President, Chairman of the Board and Chief Executive Officer of UHC Petroleum Corporation and National Heritage Sales Corporation since September 1997, as President of UHC Petroleum Services Corporation since January 1999, and as President of UHC New Mexico Corporation since June 1999. He has been engaged in oil and gas exploration and development, cattle ranching, real estate development, banking and various other investment activities for over thirty years.

Harold L. Gilliam
         Director since 1990
         Age 58

      Aside from being a director, Mr. Gilliam served as Secretary, Treasurer and Chief Financial Officer of the Company from November 1990 to April 2004. He has been a partner in the firm of Gilliam, Wharram & Co., P.C., Certified Public Accountants, located in Cleburne, Texas, since August 1987, and has been a Certified Public Accountant in the state of Texas since 1972.

Joe Martin
         Director since 1988
         Age 60

      Dr. Martin joined our Board of Directors in 1988. He has been an optometrist and a partner in the Cleburne Eye Clinic, located in Cleburne, Texas, since 1972. Dr. Martin was appointed as the Company's Assistant Secretary in April 2004.

C. Dean Boyd
         Director since 1988
         Age 58

      Mr. Boyd has been the Company's Secretary, Treasurer and Chief Financial Officer since April 2004. He currently serves as a Regional Vice President for First United Bank, based in Englewood, Colorado and has been with First United Bank since January 2004 in a senior level position. Mr. Boyd was the principal of his own financial consulting firm from January 2002 to December 2003. From June 2001 through December 2001, he served as the Chief Financial Officer and Asset Quality Officer of the First National Bank Holding Company, Longmont, Colorado. From January 1999 to June 2001, Mr. Boyd served as the Vice President, Senior Loan Officer of First National Bank of Longmont, Longmont, Colorado. Mr. Boyd served as President of Colorado Community First National Bank, located in Louisville, Colorado, from February 1997 to January 1999, and as President of Colorado Community First National Bank, located in Fraser, Colorado, from 1988 to February 1997. Mr. Boyd has been a Certified Public Accountant in the state of Colorado since 1972.

Theresa D. Turner
         Director since 1992
         Age 45

      Ms. Turner was appointed a director in March 1992. She has been the Market President of Bank of the West, located in Fraser, Colorado, since November 2004. She served in this capacity with Community First National Bank, recently acquired by Bank of the West, since February 1997. Ms. Turner previously served as Senior Vice President of Community First National Bank from January 1993 to February 1997, and in various other capacities since 1985.

Larry G. Coker
         Director since 2002
         Age 47

      Mr. Coker was appointed as a director in March 2002. Mr. Coker graduated from St. Mary's School of Law in 1990 and is an attorney practicing with Larry
G. Coker, P.C. Prior to attending law school, Mr. Coker was employed as a petroleum engineer for Exxon Company USA after graduating from Texas A&M University. Mr. Coker is a member of the Texas State Bar and is also a Registered Professional Engineer.

Thomas J. Pernice
         Director since 2004
         Age 43

      Mr. Pernice has served as a member of the Board of Directors since June 2004. Mr. Pernice is President of Modena Holding Corporation, a consulting practice he founded in 1999 to specialize in business development strategies, government relations and strategic communications for private and public companies. He is also a member of the Board of Directors of Advanced Biotherapy, Inc., a public development stage company engaged in the research and development of therapeutics for autoimmune diseases. In addition, Mr. Pernice serves as an advisor to several international public and government affairs firms headquartered in Washington, D.C. In March 2004, the White House and U.S. Secretary of Energy Spencer Abraham appointed Mr. Pernice as a Senior Consultant and Advisor to the Secretary of Energy Advisory Board (SEAB), the highest-level external advisory board in the Department of Energy, where he directed the department until April 2005. From January 2000 to August 2002, he was also a consultant and managing director of Cappello Group, Inc., a merchant banking firm. From 1992 until 1999, Mr. Pernice was a Vice President and Corporate Officer for the conglomerate of privately and publicly held business interests of David H. Murdock including Dole Food Company, Inc. and Castle & Cooke Inc., a real estate company. Prior to joining Mr. Murdock, Mr. Pernice served in the White House for more than seven years on the senior staff of the Bush-Quayle Administration and as a staff assistant in the Reagan-Bush Administration. Mr. Pernice earned a Bachelor of Arts degree from the University of Southern California in 1984.

      No family relationships exist among the executive officers and directors of the Company. Aside from Mr. Pernice, no director of the Company is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE-NAMED
                       INDIVIDUALS TO SERVE AS DIRECTORS.

PROPOSAL #2 - APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to approval by the stockholders, the Board has selected the firm of Weaver and Tidwell, L.L.P. as the Company's independent auditors for its fiscal year ending March 31, 2006. Weaver and Tidwell, L.L.P. has acted in such capacity for the Company since 1989 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company.

      Representatives of Weaver and Tidwell, L.L.P. will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

      The following table sets forth fees billed to the Company by Weaver and Tidwell, L.L.P. during the fiscal years ended March 31, 2005 and March 31, 2004 for: (i) services rendered for the audit of the Company's annual financial statements and the review of its quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered. Tax Fees were incurred for the preparation of the Company's consolidated tax return and the preparation of various state income tax returns. All Other Fees in the 2005 fiscal year were related to the merger with Imperial Petroleum Inc. and All Other Fees in the 2004 fiscal year included $1,135 related to research and consultation requested by the Company regarding stock option issues and oil and gas issues, and $2,828 related to consultations and discussions regarding potential sale of an asset.


                               March 31, 2005   March 31, 2004
                               --------------   --------------
(i)       Audit Fees           $       43,500   $       42,000
(ii)      Audit Related Fees   $       13,833   $            0
(iii)     Tax Fees             $        4,750   $        5,275
(iv)      All Other Fees       $        1,635   $        3,963


            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
            APPROVAL OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P.
                     AS INDEPENDENT AUDITORS OF THE COMPANY
                   FOR THE FISCAL YEAR ENDING MARCH 31, 2006.

PROPOSAL #3 - AMENDMENT TO ARTICLE III OF ARTICLES OF INCORPORATION

      We are asking our stockholders to approve a change to our Articles of Incorporation. As currently drafted, Article III of our Articles of Incorporation states the purpose for which the Company was incorporated as follows:

      A. The purposes for which this corporation is organized are to engage in and carry on the business of the research, design, development, manufacture and marketing of medical, health care and other products, and to purchase, acquire, own, hold, lease, mortgage, encumber, sell and dispose of any and all kinds and character of real, personal and mixed property.

      B. This corporation shall have all of the powers granted or allowed by the Utah Business Corporation Act, as may be amended from time to time, and all of the powers necessary or convenient to effect any or all of the purposes for which this corporation is organized.

      C. This corporation shall have power to acquire by purchase, exchange, gift, bequest, subscription or otherwise, and to hold, own, mortgage, pledge, hypothecate, sell, assign, transfer, exchange or otherwise dispose of or deal in or with its own corporate securities or stock or other securities, including, without limitation, any shares of stock, bonds, debentures, notes, mortgages, or other obligations, and any certificates, receipts or other instruments representing rights or interests therein or any property or assets created or issued by any person, firm, association, or corporation, or any government or subdivisions, agencies or instrumentalities thereof; to make payment therefor in any lawful manner or to issue in exchange therefor its own securities or to use its unrestricted and unreserved earned surplus and/or unrestricted and unreserved capital surplus for the purchase of its own shares, and to exercise as owner or holder of any securities, any and all rights, powers and privileges in respect thereof.

      D. This corporation shall have power to act as fully and to the same extent as a natural person might, or could do, in any part of the world as principal, agent, partner, general or limited, trustee or otherwise, either alone or in conjunction with any person, firm or corporation.

      Our Board of Directors has determined that the purpose clause included in our Articles of Incorporation does not provide all the flexibility that the Company needs to conduct its business. Section 16-10a-202 of the Utah Revised Business Corporation Act permits a corporation to adopt the following purpose clause:

      The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the Utah Revised Business Corporation Act.

      Our Board of Directors believes that it is in the best interests of the Company to amend the Articles of Incorporation to delete the purpose clause as currently drafted and to adopt the more expansive purpose clause permitted by
Section 16-10a-202 of the Utah Revised Business Corporation Act. Based on the foregoing discussion, the Board of Directors requests that stockholders approve the following resolution:

      RESOLVED, that the Articles of Incorporation of this Corporation be amended to delete the current text of Article III and to replace it in its entirety with the following:

      The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the Utah Revised Business Corporation Act.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO
              THE PURPOSE CLAUSE OF OUR ARTICLES OF INCORPORATION.

PROPOSAL #4 - AUTHORIZATION TO EFFECT A REVERSE SPLIT OF THE COMPANY'S COMMON STOCK

      We are asking our stockholders to authorize our Board of Directors to amend the Company's Articles of Incorporation to effect a "reverse split" of its issued and outstanding Common Stock (the "Reverse Split"). It is the intention of the Board of Directors to effect the Reverse Split as soon as possible after obtaining stockholder approval. By approving this proposal, the Board of Directors will be empowered to reverse split the Company's outstanding Common Stock by combining three shares into one share.

      The following table reflects the number of shares of Common Stock that would be outstanding as a result of the proposed Reverse Split and the approximate percentage reduction in the number of outstanding shares based on 19,343,010 shares of Common Stock outstanding as of the Record Date.

-----------------------------------------------------------------------------------------------------
                                                                Approximate Shares of Common Stock
                                                                    to be Outstanding After the
     Proposed Reverse Split Ratio      Percentage Reduction                Reverse Split
-----------------------------------------------------------------------------------------------------

Three shares for one share                      66%                            6,447,670
-----------------------------------------------------------------------------------------------------

Reasons for the Reverse Split

      On August 30, 2005, we received a staff determination from Nasdaq stating that we failed to comply with the minimum bid price requirement for continued listing. According to Nasdaq Marketplace Rule 4310(c), an issuer must have a minimum bid price of $1.00 per share for a period of 10 consecutive business days for continued inclusion on Nasdaq.

      Decreasing the number of shares of Common Stock outstanding will result in a proportionate adjustment to the price of the Common Stock, thereby increasing it. For example, if the Common Stock were trading at a price of $0.75 on the day before the Reverse Split was effective, and the Board of Directors approved a split ratio of three shares for one share, then the price of the Common Stock following the Reverse Split would be $2.25. The Board of Directors has determined that the continued listing of the Company's Common Stock on Nasdaq is in the best interests of the Company and its stockholders. While the Reverse Split will result in a decrease of the number of shares of Common Stock outstanding, it will also result in an increase to the price of the Company's Common Stock. The Company believes that it meets all of the other requirements of Rule 4310(c).

      Additionally, we have a number of stockholders holding less than three shares of Common Stock. Management believes that these stockholders may be deterred from selling their shares because of disproportionately high brokerage costs. The Reverse Split will give stockholders of record who own fewer than three shares the opportunity to receive cash for their shares without having to pay brokerage commissions. The cash payment will be equal to the average of the high and low trading prices for the Company's Common Stock over the five trading days immediately prior to the effective date of the Amendment. Any stockholder who owns fewer than three shares will receive a cash payment and will be eliminated. As of the record date, we had 2,287 stockholders. As a result of the Reverse Split, we would eliminate 738 stockholders.

      Finally, management believes that the current market price of the Company's Common Stock does not reflect the Company's value and has a negative effect on the marketability of the existing shares.

Criteria for Determining the Split Ratio

      The primary criteria for determining the split ratio was keeping the Company's listing with Nasdaq. Management is required to implement the Reverse Split in order to keep the listing.

      While management anticipates that the Reverse Split will increase its price per share to allow it to maintain its listing on Nasdaq, there can be no assurance that the market price of the Common Stock immediately after the Reverse Split will be maintained for any period of time, or that the market price of the Common Stock after the proposed Reverse Split will exceed the current market price.

Effectiveness of the Reverse Stock Split and Mechanism for Share Exchange

      If the Reverse Split is approved by the stockholders and effected by the Board of Directors, the Board of Directors will fix November 29, 2005 as the record date in order to determine the names of the stockholders that will receive notice of the Reverse Split.

      If approved by the stockholders, the Reverse Split would become effective with the filing of an amendment (the "Amendment") to the Company's Articles of Incorporation with the Utah Secretary of State. A copy of the Amendment is attached to this Proxy Statement as Attachment 1.

      If the Reverse Split is approved, then each share of Common Stock outstanding will immediately and automatically be changed, as of the effective date of the Amendment, into one-third share of Common Stock. In addition, proportional adjustments will be made to the number of shares issuable upon exercise and the exercise price of the Company's outstanding options and warrants.

      If the Reverse Split is approved, the number of issued and outstanding shares of our Common Stock would be reduced in accordance with the exchange ratio for the reverse stock split. The par value of the Common Stock would remain unchanged at $0.001 per share and the number of authorized shares of Common Stock would remain unchanged. Giving effect to the Reverse Split, the table below illustrates, as of the Record Date, the number of shares of our Common Stock that will be issued and outstanding, the number of shares of Common Stock that will be authorized and reserved for issuance and the number of shares of Common Stock that will be authorized but unreserved.

                                   Number of Shares Authorized and        Number of Shares Authorized but
Number of Shares Outstanding       Reserved for Issuance                  Unreserved for Issuance

               6,447,670                         4,493,481                            114,058,849

      The table below illustrates, as of the Record Date, the number of shares of Common Stock that are issued and outstanding, the number of shares of Common Stock that are authorized and reserved for issuance and the number of shares of Common Stock that are authorized but unreserved.

                                   Number of Shares Authorized and        Number of Shares Authorized but
Number of Shares Outstanding       Reserved for Issuance                  Unreserved for Issuance

              19,343,010                        13,480,444                              92,176,546

      No fractional shares of Common Stock will be issued in connection with the Reverse Split. Holders of Common Stock who would receive a fractional share of Common Stock due to the Reverse Split will receive cash in lieu of the fractional share. The cash payment will be equal to the product of the fractional share times the average of the high and low trading prices for the Company's Common Stock over the five trading days immediately prior to the effective date of the Amendment. The ownership of a fractional interest will not give the holder thereof any voting or other rights with respect to the fractional interest, except the right to receive the cash payment.

      Management does not anticipate that the Company's financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of the Company's business will materially change as a result of the Reverse Split. Because the Reverse Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the proposed Reverse Split will not alter the relative rights and preferences of existing stockholders. However, as noted above, the number of authorized shares of Common Stock will remain unchanged following the Reverse Split, but the number of shares of Common Stock outstanding will be decreased. As a result, the Company could potentially issue (using the number of shares of Common Stock outstanding and the number of shares authorized and reserved for issuance as of the Record
Date) a total of approximately 114,058,849 additional shares of Common Stock, as opposed to a total of approximately 92,176,546 additional shares of Common Stick that would have been available to issue had the Reverse Split not occurred. Therefore, holders of our Common Stock could experience substantially greater dilution of their stockholdings if, in the future, the Company issues all of its authorized but unissued shares of Common Stock.

      Provided that the Reverse Split is approved by the stockholders, the Board of Directors will notify each holder of record with instructions for the surrender and exchange of certificates.

      Based on the foregoing discussion, the Board of Directors requests that stockholders approve the following resolution in connection with the proposed Reverse Split:

      RESOLVED, that the stockholders of the Company hereby authorize the Board of Directors to file the Amendment to the Company's Articles of Incorporation to affect a combination of the Company's issued and outstanding Common Stock using the ratio 3:1, (the "Reverse Split").

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" AUTHORIZING THE BOARD
                   OF DIRECTORS TO EFFECT THE REVERSE SPLIT.

PROPOSAL #5 - APPROVAL OF SALE OF SECURITIES TO LOTHIAN OIL INC.

      On August 10, 2005, the Company signed a letter of intent (the "Company Letter of Intent") with Lothian Oil Inc. (referred to in this discussion as "Lothian"). On the same day, Walter G. Mize, our President, Chief Executive Officer, Chairman of the Board of Directors and largest stockholder, along with six other stockholders, also signed a letter of intent (the "Stockholder Letter of Intent") with Lothian. Neither the Company Letter of Intent nor the Stockholder Letter of Intent is binding on the parties.

      Pursuant to the Company Letter of Intent, we have agreed to sell to Lothian 3,280,000 shares of our Common Stock at a price of $1.05 per share for a total purchase price of $3,444,000. We have also agreed to issue three warrants to Lothian. One warrant would permit Lothian, for a period of five years from the date the warrant is issued, to purchase 2,860,000 shares of Common Stock from us at a price of $1.05 per share. The second warrant would permit Lothian, for a period of five years from the date the warrant is issued, to purchase 3,000,000 shares of Common Stock from us at a price of $1.12 per share. The third warrant would permit Lothian, for a period of five years from the date the warrant is issued, to purchase 2,860,000 shares of Common Stock from us at a price of $1.25 per share.

      The funds received by us for the purchase price, namely $3,444,000, will be used to pay down the line of credit advanced to us by Almac Financial Corporation, an entity owned and controlled by Walter G. Mize.

      As a condition to closing the sale of our Common Stock to Lothian, we must enter into a development and operating agreement with Lothian. Under the terms of the development and operating agreement, Lothian will invest no less than $4 million and no more than $6.5 million in exchange for a 70% working interest in our oil and gas properties (subject to any rights that were granted to Dominion Oklahoma Texas Exploration & Production, Inc. pursuant to a Letter Agreement and Term Assignment, as amended, that was signed on April 20, 2005 with our wholly-owned subsidiary, UHC Petroleum Corporation).

      We have agreed in the Company Letter of Intent to take any actions necessary to retain our listing on the Nasdaq SmallCap Market.

      Pursuant to the Stockholder Letter of Intent, seven of our stockholders, including Walter G. Mize, (collectively, the "Selling Stockholders") agreed to sell, and have already sold, a total of 8,000,000 shares of the Company's Common Stock (the "Selling Stockholders' Common Stock") to Lothian at a price of $1.331375 per share for a total of $10,651,000. The purchase price was paid with a promissory note. Mr. Mize owned a total of 5,080,590 shares of the Selling Stockholders' Common Stock and will receive, upon payment of the promissory note issued by Lothian to the Selling Stockholders, $6,764,171 (not including interest) as a result of this transaction.

      The Selling Stockholders' Common Stock will secure the payment of the purchase price.

      During the period that the Selling Stockholders retain the Selling Stockholders' Common Stock as security and so long as there is no default under the promissory note, Lothian will be entitled to vote the Selling Stockholders' Common Stock and to receive distributions, such as dividends, that we make with respect to the Selling Stockholders' Common Stock.

      Members of our Board of Directors and our officers will continue to provide services to us in these capacities following this transaction.

      Lothian is an oil and gas exploration and development company founded in 2004. Lothian finds and exploits oil and gas properties that have unrecognized value. Headquartered in New York, Lothian has offices in Midland, Texas, Artesia, New Mexico and Aden, Republic of Yemen and is developing and operating oil and gas properties in the Permian Basin and the Republic of Yemen.

      Lothian currently operates oil and gas properties in New Mexico. Its development activities include bringing on-line shut-in wells, reperforating existing wells, infill drilling programs, waterfloods and pilot projects in developing reserves. Aside from 12 management and support employees, Lothian also employs four fully staffed pulling rig crews for the primary purpose of re-working existing fields.

      To date we have been unable, even with money raised through sales of our equity securities and loans, to develop our oil and gas properties so that we can operate profitably. We believe that this investment by Lothian, including the development and operating agreement, shows its commitment to the development of our oil and gas properties. Permitting Lothian to purchase the Common Stock and warrants from United Heritage gives Lothian a significant stake in our operations, provides an incentive to Lothian to develop our properties and aligns Lothian's interests with the interests of our other stockholders.

Reason for the Proposal

      Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) states that we must obtain stockholder approval of any transaction other than a public offering pursuant to which "the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value . . . equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance." We are seeking stockholder approval to sell, in a transaction that does not qualify as a public offering of the Company's securities for the purpose of Rule 4350(i)(1)(D)(ii), a total of 3,280,000 newly issued shares of the Company's Common Stock and warrants to purchase an additional 8,720,000 of newly-issued Common Stock. If the warrants were exercised, this transaction would represent a transfer of 12,000,000 shares of Common Stock to Lothian. As of the Record Date, the Company had issued and outstanding 19,343,010 shares of Common Stock. 20% of the Company's issued and outstanding shares of Common Stock would equal 3,868,602 shares.

Overall Effect of the Proposal

      If the transaction with Lothian is approved, Lothian will be the Company's largest stockholder and will own a majority of the issued and outstanding shares of the Company's Common Stock. If the transaction with Lothian is approved, Lothian and the Company will also enter into a definitive development and operating agreement pursuant to which Lothian will invest no less than $4 million and will receive a 70% working interest in the Company's oil and gas producing properties, subject to any rights transferred by the Company to Dominion Oklahoma Texas Exploration & Production, Inc.

Advantages and Disadvantages of the Proposal.

      By entering into this transaction, the Company will receive an immediate cash infusion of $3,444,000 as a result of Lothian's purchase of Common Stock, which will repay its existing debt to Almac Financial Corporation, which is owned by Walter G. Mize, our President, Chief Executive Officer and director, and it will receive an additional $4 million for the development and operating agreement. The Company believes that Lothian will have the resources to invest in the development of the Company's oil and gas properties.

      If Lothian becomes the holder of a majority of the Company's Common Stock, it will not only be able to elect the Company's Board of Directors, but it will be able to prevent the remaining stockholders from removing members of the Board. Furthermore, the remaining stockholders will not have enough votes to either approve or disapprove a merger or other extraordinary corporate transaction, even if it would be in their best interests. Finally, the issuance of additional shares of Common Stock by the Company to Lothian will dilute the percentage ownership of existing stockholders.

Vote by the Board of Directors.

      On September 7, 2005, the Board of Directors voted to affirm and approve the Company Letter of Intent.

      Based on the foregoing discussion, the Board of Directors requests that stockholders approve the following resolution:

      RESOLVED, that in accordance with Rule 4350(i)(1)(D)(ii) of the Nasdaq Marketplace Rules, the stockholders of the Company hereby authorize the Board of Directors to sell, in a transaction that does not qualify as a public offering of the Company's securities for the purpose of Rule 4350(i)(1)(D)(ii), a total of 3,280,000 shares of Common Stock and Warrants that may be exercised for an additional 8,720,000 shares of Common Stock to Lothian Oil Inc. in accordance with the terms and conditions of the Company Letter of Intent (as the number of shares of Common Stock and the number of shares of Common Stock underlying the Warrants and the price per share for such purchase may be adjusted in accordance with the Reverse Split).

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE SALE OF THE
                   COMPANY'S COMMON STOCK TO LOTHIAN OIL INC.

PROPOSAL #6 - APPROVAL OF ISSUANCE OF SECURITIES TO RICHARDSON & PATEL LLP.

      On occasion, in order to conserve our cash resources, we agree to pay consultants and others rendering services to us with our securities. On April 20, 2004 our Board of Directors approved the issuance of 222,222 shares of our Common Stock and a warrant for the purchase of an additional 222,222 shares of our Common Stock to our attorneys, Richardson & Patel LLP. On that date, the closing price of our Common Stock was $0.97. Thereafter, on October 7, 2004 our Board of Directors approved the issuance of 57,143 shares of our Common Stock to Richardson & Patel LLP. On that date, the closing price of our Common Stock was $0.61. Together, the Common Stock authorized for issuance on April 20, 2004 and October 7, 2004 and the warrant are referred to in this discussion as the "Securities".

      We are authorized by our Articles of Incorporation to issue 125,000,000 shares of Common Stock, $0.001 par value. The warrant will have an exercise price of $0.50 per share and a term of ten years. Holders of our Common Stock are entitled to one vote per share on all matters subject to stockholder vote. If the Board of Directors were to declare a dividend out of funds legally available therefore, all of the outstanding shares of Common Stock would be entitled to receive such dividend ratably. We have never declared dividends and we do not intend to declare dividends in the foreseeable future. If our business was liquidated or dissolved, holders of shares of Common Stock would be entitled to share ratably in assets remaining after satisfaction of our liabilities.

      We agreed to issue the Securities in full payment of legal services that were rendered to us by Richardson & Patel LLP. The legal services related to the preparation of documentation for the financing we undertook in February 2004 and to subsequent work related to the financing. The services we received in exchange for the 222,222 shares of Common Stock and the warrant had a value of $100,000. The services we received in exchange for the 57,143 shares of our Common Stock had a value of $24,473. The Common Stock we will issue to Richardson & Patel LLP will be restricted and may not be sold for 12 months. The number of shares of Common Stock, the number of warrant shares to be issued and the exercise price for the warrant shares were determined by negotiation, taking into account the restricted nature of the securities. There are no other terms to this compensation plan and no other person is entitled to participate in it. The market value of our Common Stock on the Record Date was $0.76 per share.

Reason for the Proposal

      Nasdaq Marketplace Rule 4350(i)(1)(A) states that we must obtain stockholder approval of any equity compensation arrangement pursuant to which stock may be acquired by consultants.

Overall Effect of the Proposal

      On the Record Date, we had 19,343,010 shares of Common Stock outstanding. If our stockholders approve the issuance of the Securities to Richardson & Patel LLP, the overall effect will be to immediately dilute our remaining stockholders by an additional 222,222 shares. If Richardson & Patel LLP were to exercise the warrant, our remaining stockholders would be diluted by the issuance of an additional 222,222 shares. Richardson & Patel LLP is not required to exercise the warrant.

Advantages and Disadvantages of the Proposal

      Once the Securities are issued, a major creditor will be paid and a contractual obligation discharged. However, by issuing the Securities, our remaining stockholders are diluted.

Vote by the Board of Directors.

      On April 20, 2004, the Board of Directors voted to issue the Securities to Richardson & Patel LLP. and requests that stockholders approve the following resolution:

      RESOLVED, that in accordance with Rule 4350(i)(1)(A) of the Nasdaq Marketplace Rules, the stockholders of the Company hereby authorize the Board of Directors to issue to Richardson & Patel LLP 222,222 shares of United Heritage Corporation Common Stock and a warrant for the purchase of an additional 222,222 shares of United Heritage Corporation Common Stock (as the number of shares of Common Stock and the number of shares of Common Stock underlying the warrant may be adjusted in accordance with the Reverse Split).

PROPOSAL #7 - AMENDMENT OF THE COMPANY'S BYLAWS TO INCREASE THE NUMBER OF DIRECTORS.

      The Company currently has seven directors. Section 2 of Article III of the Company's bylaws states, "The number of Directors of the corporation shall be not less than three (3) nor more than nine (9)." The Company wishes to amend this sentence to state, "The number of Directors of the corporation shall be not less than three (3) nor more than eleven (11)."

Reason for the Proposal

      In the event that stockholders approve the transaction with Lothian, Lothian wishes to appoint four members to the Board of Directors. Four additional Board members will bring the total to 11, which would exceed the limit imposed by Section 2, Article III of the bylaws.

Advantages and Disadvantages of the Proposal

      A larger Board will provide more depth to the Company's management. We do not believe that there is any disadvantage to having a larger Board.

Vote by Board of Directors

      On September 7, 2005, our Board of Directors voted to amend the Company's bylaws to allow a maximum of 11 individuals to be included on our Board of Directors.

      Based on the foregoing discussion, the Board of Directors requests that stockholders approve the following resolution:

      RESOLVED, that the first sentence of Section 2, Article III of the Company's bylaws be amended to state the following:

      "The number of Directors of the corporation shall be not less than three
(3) nor more than eleven (11)."

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT
               TO SECTION 2 OF ARTICLE III OF THE COMPANY'S BYLAWS

PROPOSAL #8 - AMENDMENT OF THE COMPANY'S BYLAWS TO ALLOW STOCKHOLDERS TO VOTE BY WRITTEN CONSENT.

      The Company was incorporated in 1984. At that time, Utah law governing corporations permitted action by written consent of stockholders only so long as all of the stockholders entitled to vote with respect to the subject matter of the resolution signed the written consent. In 1992, the legislature enacted the Utah Revised Business Corporation Act, including Section 16-10a-704 thereunder, which permitted stockholder action to be taken by written consent so long as one or more consents in writing are signed by the holders of outstanding shares having not less than the minimum number of votes necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

      However, included in the Utah Revised Business Corporation Act is Section 16-10a-1704 which states, "The provisions of Section 16-10a-704 may not operate to permit a corporation in existence prior to July 1, 1992, to take action by the written consent of fewer than all of the stockholders entitled to vote with respect to the subject matter of the action, until the date a resolution providing otherwise is approved either (a) by a consent in writing, setting forth the proposed resolution, signed by all of the stockholders entitled to vote with respect to the subject matter of the resolution; or (b) at a duly convened meeting of stockholders, by the vote of the same percentage of stockholders of each voting group as would be required to include the resolution in an amendment to the corporation's articles of incorporation."

Reason for the Proposal

      The requirement of Section 16-10a-1704 of the Utah Revised Business Corporation Act, which requires each and every stockholder entitled to vote on a proposal to sign a written consent, is outdated and cumbersome. There is no reason that voting requirements for actions taken by written consent should be unanimous when the unanimous approval of stockholders voting on proposals at an annual or special meeting is not required.

Advantages and Disadvantages of the Proposal

      Voting by written consent can be a convenient way for the Company to solicit votes. In the Company's experience, stockholder meetings are sparsely attended and voting is done primarily by proxy. Under Regulation 14A promulgated under the Securities Exchange Act of 1934, soliciting votes for a written consent requires the Company to provide stockholders with the same information they would receive if their votes were solicited for a meeting.

      On the other hand, stockholders holding a majority of the issued and outstanding shares of Common Stock may take action by written consent without providing advance notice of such action to our remaining stockholders. In this case, Regulation 14C promulgated under the Securities Exchange Act of 1934 requires us to provide the stockholders who did not vote with an information statement. The information statement provides information about the stockholders who voted to pass the resolutions, as well as about the resolutions and their effect on the Company and its stockholders. If action is taken by the majority stockholders by written consent, the action may not take effect until 20 days after the information statement is mailed to our stockholders.

Vote by Board of Directors

      On September 7, 2005, our Board of Directors voted to amend the Company's bylaws to permit its stockholders to take action by written consent pursuant to
Section 16-10a-704 of the Utah Revised Business Corporation Act.

      Based on the foregoing discussion, the Board of Directors requests that stockholders approve the following resolution:

      RESOLVED, that, in accordance with Section 16-10a-1704 of the Utah Revised Business Corporation Act, the stockholders of this corporation be permitted to act by written consent in accordance with Section 16-10a-704 of the Utah Revised Business Corporation Act.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RIGHT OF
           STOCKHOLDERS TO ACT BY WRITTEN CONSENT IN ACCORDANCE WITH
         SECTION 16-10a-704 OF THE UTAH REVISED BUSINESS CORPORATION ACT

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of October 25, 2005, each beneficial owner of more than 5% of our Common Stock.


                                                                                 Percent
                                                        Amount and Nature of        of
   Title of Class              Name and Address         Beneficial Ownership      Class
-------------------    -----------------------------    --------------------     --------
Common Stock           Lothian Oil Inc.                 8,000,000 shares/Direct
                       500 5th Avenue, Suite 2600       Ownership                  41.36%
                       New York, New York 10110

      The following table sets forth, as of October 25, 2005, information with respect to the shares of Common Stock beneficially owned by (i) each director nominee; (ii) each person (other than a person who is also a director nominee) who is an executive officer; and (iii) all executive officers and directors as a group. The term "executive officer" is defined as the President/Chief Executive Officer, Secretary, Chief Financial Officer/Treasurer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy making functions for the Company.

                                                                             Amount and Nature of        Percent of
 Title of Class                          Name                             Beneficial Ownership(1)(2)       Class
-----------------      ---------------------------------------------      --------------------------     ----------
Common Stock           Walter G. Mize, Executive Officer and Director      1,049,000 shares/Direct
                       2 North Caddo Street                                Ownership(3)                     5.42%
                       Cleburne, Texas 76031
Common Stock           Harold L. Gilliam, Director
                       Gilliam, Wharram & Co.
                       107 Westmeadow Drive                                298,100 shares/Direct
                       Cleburne, Texas 76033                               Ownership(4)                     1.54%
Common Stock           Joe Martin, Assistant Secretary and Director
                       Cleburne Eye Clinic
                       110 West Henderson                                  211,000 shares/Direct
                       Cleburne, Texas 76033                               Ownership(5)                     1.09%
Common Stock           C. Dean Boyd, Secretary, Treasurer, Chief
                       Financial Officer and Director                      208,550 shares/Direct
                       1258 Clubhouse Drive                                Ownership(6)                     1.08%
                       Broomfield, Colorado 80020
Common Stock           Theresa D. Turner, Director
                       P. O. Box 1283                                      206,500 shares/Direct
                       Winter Park, Colorado 80482                         Ownership(7)                     1.07%
Common Stock           Larry G. Coker
                       2 North Caddo Street                                200,000 shares/Direct
                       Cleburne, Texas 76031                               Ownership(8)                     1.03%
Common Stock           Thomas J. Pernice
                       2 North Caddo Street                                206,000 shares/Direct
                       Cleburne, Texas 76031                               Ownership(9)                     1.06%
All Current
Directors and
Executive Officers
as a Group                                                                 2,379,150 Shares                12.29%

----------
*     Less than 1%.

(1) Based on 19,343,010 shares of Common Stock outstanding on the transfer records as ofOctober 25, 2005.

(2) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

(3) Includes 1,000,000 shares of Common Stock that may be issued upon exercise of an option granted for 1,000,000 shares of Common Stock.

(4) Includes 200,000 shares of Common Stock that may be issued upon exercise of an option granted for 200,000 shares of Common Stock. Also includes 30,500 shares of Common Stock and a warrant to purchase an additional 52,000 shares of Common Stock. The warrant was issued to Gilliam Wharram & Co, PC, a professional corporation of which Mr. Gilliam is a principal. The exercise price of the warrant is $0.50 as to 26,000 shares and $1.00 has to 26,000 shares. The warrant term is 10 years.

(5) Includes 200,000 shares of Common Stock that may be issued upon the exercise of fully vested options.

(6) Includes 200,000 shares of Common Stock that may be issued upon the exercise of fully vested options.

(7) Includes 200,000 shares of Common Stock that may be issued upon the exercise of fully vested options.

(8) Includes 200,000 shares of Common Stock that may be issued upon the exercise of fully vested options.

(9) Includes 200,000 shares of common stock that may be issued upon the exercise of fully vested options.

                            COMPENSATION OF DIRECTORS

      On May 24, 2005, each of the directors, with the exception of Walter G. Mize and Harold L. Gilliam, were granted options to purchase 80,000 shares of the Company's Common Stock at a price of $0.50 per share, the fair market value on the date of grant. The term of each option is three years.

      In April 2004 the Board of Directors granted an option to Thomas J. Pernice, in exchange for his agreement to serve as a director. The option allows Mr. Pernice to purchase 120,000 shares of the Company's Common Stock at a price of $0.97 per share. The option expires on April 20, 2009.

      The Company does not have a standard or other arrangement pursuant to which directors are compensated for services provided as a director.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

Walter G. Mize, President and Chief Executive Officer

      See discussion of business experience above.

C. Dean Boyd, Secretary, Treasurer and Chief Financial Officer

      See discussion of business experience above.

Dr. Joe Martin, Assistant Secretary

      See discussion of business experience above.

                             SUMMARY OF COMPENSATION

      During the fiscal years ended March 31, 2003, March 31, 2004 and March 31, 2005, neither the Company nor its subsidiaries paid any cash compensation to the Company's Chief Executive Officer, and no executive officer of the Company received compensation in excess of $100,000. The Company has no employment agreements with its executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                                    ----------------------
                                          ANNUAL COMPENSATION                AWARDS                          PAYOUTS
                                   -------------------------------------------------------------------------------------------
                                                            Other                         Securities
                                                            Annual        Restricted      Underlying    LTIP       All Other
  Name and Principal               Salary      Bonus     Compensation    Stock Awards      Options/    Payouts   Compensation
       Position          Year       ($)         ($)          ($)             ($)            SARs(1)      ($)         ($)
  ------------------     ----      ------      -----    -------------    ------------      --------    -------   ------------
   Chief Executive
       Officer
Walter G. Mize           2005        0           0            0               0              0           0           0
Director, CEO and        2004       (2)0         0            0               0              0           0          (2)
President                2003        0           0            0               0              0           0           0

(1)   No stock appreciation rights were granted in 2003, 2004 or 2005.

(2) On May 30, 2003, Mr. Mize was granted an option to purchase 1,000,000 shares of the Company's Common Stock at a price of $0.50 per share. The option was fully vested on July 1, 2003. The option had no fair market value at the time of grant.

                    OPTION GRANTS DURING THE 2005 FISCAL YEAR

                           Option/SAR Grants for Last
                          Fiscal Year-Individual Grants

                           Number of            % of Total
                          Securities       Options/SARs Granted
                          Underlying          to Employees in
                         Options/SARs            Fiscal              Exercise Price
Name                      Granted (#)             Year                  ($/sh)              Expiration Date
----------------       ----------------    --------------------      ---------------        ---------------
Joe Martin             80,000 shares of             20%                   $0.50              May 24, 2008
                         Common Stock

C. Dean Boyd           80,000 shares of             20%                   $0.50              May 24, 2008
                         Common Stock

Theresa Turner         80,000 shares of             20%                   $0.50              May 24, 2008
                         Common Stock

Larry D. Coker         80,000 shares of             20%                   $0.50              May 24, 2008
                         Common Stock

Thomas J. Pernice      80,000 shares of             20%                   $0.50              May 24, 2008
                         Common Stock

      No officers or directors exercised any stock options during the 2005 fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Management and Others

      During the fiscal year ended March 31, 2005 the Company received the use of office space and equipment from Walter G. Mize without charge. The Company's management estimates the value of the use of the office space and equipment at approximately $25,000 for the fiscal year ended March 31, 2005. Mr. Mize is under no obligation to provide the use of the office space or equipment to the Company.

      The Company received a line of credit of up to $3.0 million from Almac Financial Corporation, a corporation related to Walter G. Mize. The line of credit is secured by substantially all of the assets of the Company and its subsidiaries. We believe that this line of credit is on terms at least as favorable to the Company as it could obtain from a lender not related to the Company. During the 2004 fiscal year, the Company raised money from sales of its securities. The Company used $500,000 from the offering proceeds to repay a portion of the line of credit. On February 17, 2005, Almac Financial Corporation agreed to increase the line of credit to $4 million, and on June 27, 2005, Almac Financial Corporation agreed to loan us an additional $2.5 million, subject to certain conditions.

                       MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors held two meetings during the 2005 fiscal year. In addition, action was taken by the Board of Directors by unanimous written consent nine times in lieu of a meeting. Each director attended all of the meetings of the Board during the fiscal year ended March 31, 2005.

              COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

      The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company's address, 2 North Caddo Street, Cleburne, Texas 76031. The Company will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

           ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS' MEETING

      Each of the members of the Board of Directors will be required to attend the Annual Meeting. All members of the Board of Directors attended the previous Annual Meeting of the Company's stockholders.

                              REPORT ON COMMITTEES

      The Board of Directors has three standing committees. Information regarding the functions of the Board's committees, their present membership and the number of meetings held by each committee during the 2005 fiscal year is described below.

      Audit Committee. The Audit Committee is responsible for recommending to the Board of Directors the selection of independent public accountants to audit the Company's books and records annually, to discuss with the independent auditors the scope and results of any audit, to review and approve any nonaudit services performed by the Company's independent auditing firm, and to review certain related party transactions. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. The members of the Audit Committee are Mr. Thomas J. Pernice, Mr. Larry Coker and Ms. Theresa Turner. The Audit Committee met four times in the year 2005. The members of the Audit Committee are independent as that term is defined in section (a)15 of Rule 4200 of the Nasdaq Marketplace Rules.

      Stock Option Committee. The Stock Option Committee is responsible for the administration of the 1995 United Heritage Corporation Stock Option Plan, the 1996 Stock Option Plan, the 1998 Stock Option Plan, the 2000 Stock Option Plan and the 2002 Consultant Equity Plan. The members of the Stock Option Committee are Mr. Thomas J. Pernice and Mr. Walter G. Mize. The Stock Option Committee did not meet in the year 2005; instead, option and other equity grants made pursuant to the above-named plans were made by the Board of Directors.

      Nominating Committee. The members of the Nominating Committee are Mr. Walter G. Mize, Mr. Thomas J. Pernice, Ms. Theresa Turner and Mr. Larry G. Coker. The Nominating Committee met once during the fiscal year ended March 31, 2005. Three of the four members of the Nominating Committee are independent, as that term is defined in section (a)15 of Rule 4200 of the Nasdaq Marketplace Rules. The Nominating Committee does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Nominating Committee will consider candidates recommended by stockholders. Any stockholder wishing to nominate a candidate to stand for election should send the nominee's qualifications to the Nominating Committee in accordance with the instructions set forth in the discussion included on page 21 of this Proxy titled "Stockholder Proposals for the 2006 Annual Meeting". The Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

      The minimum qualifications required by the Nominating Committee for a director are:

      o     Minimum employment experience of 12 years;

      o     Minimum education of 12 years;

      o The ability to commit at least 24 hours per year to the Company as a member of its Board of Directors;

      o     A candidate for director may not:

                  (i) have any bankruptcy petition filed by or against any
            business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time,

                  (ii) have been convicted in a criminal proceeding or be
            subject to a pending criminal proceeding,

                  (iii) have been or be subject to any order, judgment, or
            decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities,

                  (iv) have been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; or

                  (v) hold a position on the Board of Directors of a business in competition with the Company's business.

      o A candidate for director must agree to abide by the Company's Code of Business Conduct and Ethics.

      The Nominating Committee believes that at least one or more of the Company's directors should have experience in the oil and gas industry as well as an understanding of the accounting principles applicable to the oil and gas industry, generally accepted accounting principles and the preparation of financial statements.

      To date, the Nominating Committee has not received a nominee from a stockholder who is not an officer or director of the Company. The Company's Chief Executive Officer, President and Chairman of the Board of Directors, Walter G. Mize, proposed the candidates for nomination to the Board of Directors. Each nominee to the Company's Board of Directors expressed a willingness to serve during the 2006 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

      The Board of Directors does not have a Compensation Committee.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors is currently composed of three directors who are independent directors as defined under Rule 4200(a)(14) of the National Association of Securities Dealers Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

      The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our Annual Report on Form 10-KSB for the year ended March 31, 2005.

      The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      The Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in the Annual Report on Form 10-KSB for the 2005 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of the Company's independent auditors for the fiscal year ending March 31, 2006.

                         Members of the Audit Committee

                         Thomas J. Pernice
                         Larry Coker
                         Theresa Turner

               COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT

      Section 16(a) of the Securities Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

      To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2005 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements with the exception of Harold Gilliam, our director, who filed a form 4 on July 1, 2004 reporting an acquisition of 52,000 shares of the Company's Common Stock that occurred on June 15, 2004. The acquisition was made in conjunction with an offering of convertible promissory notes made by the Company. The principal balance of the promissory note was converted to our Common Stock at the rate of $0.50 per share.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

      Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any stockholder who intends to present a proposal at the Annual Meeting in the year 2006 must deliver the proposal, including the name of a proposed nominee to the Board of Directors, to our principal executive office no later than the close of business on July 8, 2006.

      Notice of intention to present a proposal at the 2006 Annual Meeting should be addressed to Corporate Secretary, United Heritage Corporation, 2 North Caddo Street, Cleburne, Texas 76031. We reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

                          TRANSACTION OF OTHER BUSINESS

      Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

                                  ATTACHMENT 1

                             AMENDMENT OF AMENDMENT
                         TO ARTICLES OF INCORPORATION OF
                           UNITED HERITAGE CORPORATION

To the Division of Corporations
State of Utah

Pursuant to the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, the corporation hereinafter names (the "Corporation") does hereby adopt the following Articles of Amendment:

      1. The name of the Corporation is United Heritage Corporation.

      2. The Effective Time and Date for the Amendment is 8:00 a.m. on November 29, 2005.

      3. Article IV of the Articles of Incorporation of the Corporation is hereby amended to add a new subsection (d) to read as follows:

      Simultaneously with the effective date of this amendment (the "Effective Date") each share of the Corporation's Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without an action on the part of the holder thereof be reclassified as and changed in one-third (1/3) of a share of the Corporation's Common Stock, par value equal to the par value of the Old Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates", whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates", whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefore equal to the average of the high and low trading prices for the Corporation's Common Stock over the five trading days immediately prior to the Effective Date, as reported on the Nasdaq Stock Market (or in the event the Corporation's Common Stock is not so traded on the Effective Date, such average of the high and low trading prices on the next preceding day on which the Corporation's Common Stock was traded on the Nasdaq Stock Market). The Corporation may retain a third party to collect and pool fractional share interests, sell the same and return payment to the holders of the interests. If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation's transfer agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the transfer agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

      The date of adoption of the aforesaid amendment was November 28, 2005.

      4. The designation, the number of outstanding shares, the number of shares entitled to be cast by the voting group on the said amendment, and the number of votes of the voting group indisputably represented at the meeting at which the said amendment was approved are as follows:

            (a) Designation of voting group: Common Stock

            (b) The number of shares of Common Stock issued and outstanding as of October 25, 2005:

            (c) The number of shares of Common Stock entitled to vote on the amendment:

            (d) The number of shares of common stock indisputably represented at the meeting:

      5. The total number of votes cast for and against the Amendment to add
Article IV(d) by the voting group entitled to vote on the said amendment is as follows:

            (a) Designation of voting group: Common Stock

            (b) The number of votes of the voting group cast for the amendment:

            (c) The number of votes of the voting group cast against the amendment:

      6. The said number of votes cast for the amendment was sufficient for the approval thereof by the said voting group.

Executed on November 28, 2005.

                                          UNITED HERITAGE CORPORATION



                                          By:
                                              WALTER G. MIZE, PRESIDENT

                                      PROXY


                           UNITED HERITAGE CORPORATION


           This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on November 28, 2005

      This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the seven proposals set forth in the proxy statement.

      The stockholder(s) represented herein appoint(s) Walter G. Mize and Joe Martin, and each of them, proxies with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of United Heritage Corporation to be held at the executive offices, located at 2 North Caddo Street, Cleburne, Texas 76031, on November 28, 2005 at 10:00 a.m. (Central Time), and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1-ELECTION OF DIRECTORS

Walter G. Mize             FOR |_|        AGAINST |_|         ABSTAIN  |_|

Harold L. Gilliam          FOR |_|        AGAINST |_|         ABSTAIN  |_|

Joe Martin                 FOR |_|        AGAINST |_|         ABSTAIN  |_|

C. Dean Boyd               FOR |_|        AGAINST |_|         ABSTAIN  |_|

Theresa D. Turner          FOR |_|        AGAINST |_|         ABSTAIN  |_|

Larry G. Coker             FOR |_|        AGAINST |_|         ABSTAIN  |_|

Thomas J. Pernice          FOR |_|        AGAINST |_|         ABSTAIN  |_|

PROPOSAL #2-RATIFICATION OF WEAVER AND TIDWELL, L.L.P. AS INDEPENDENT AUDITORS FOR THE 2006 FISCAL YEAR.

                           FOR |_|        AGAINST |_|         ABSTAIN  |_|

PROPOSAL #3-AMENDMENT TO ARTICLE III OF ARTICLES OF INCORPORATION.

                           FOR |_|        AGAINST |_|         ABSTAIN  |_|

PROPOSAL #4-AUTHORIZATION TO EFFECT A REVERSE SPLIT OF THE COMPANY'S COMMON
STOCK.

                           FOR |_|        AGAINST |_|         ABSTAIN  |_|

PROPOSAL #5-APPROVAL OF SALE OF SECURITIES TO LOTHIAN OIL INC.

                           FOR |_|        AGAINST |_|         ABSTAIN  |_|

PROPOSAL #6-APPROVAL OF ISSUANCE OF SECURITIES TO RICHARDSON & PATEL LLP.

                           FOR |_|        AGAINST |_|         ABSTAIN  |_|

PROPOSAL #7-AMENDMENT TO THE COMPANY'S BYLAWS TO INCREASE THE NUMBER OF
DIRECTORS.

                           FOR |_|        AGAINST |_|         ABSTAIN  |_|

PROPOSAL #8-AMENDMENT OF THE COMPANY'S BYLAWS TO ALLOW STOCKHOLDERS TO VOTE BY WRITTEN CONSENT.

                           FOR |_|        AGAINST |_|         ABSTAIN  |_|

Please mark, date and sign your proxy card and mail it in the enclosed envelope as soon as possible.

In their discretion, proxies are entitled to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.



               Signature__________________________________Date__________________



               Signature________________________________ Date___________________


Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.